                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

        180 East Fifth Street
         St. Paul, Minnesota                                      55101
-----------------------------------------                       ---------
  (Address of principal executive offices)                      (Zip Code)

                                  Paula Oswald
                         U.S. Bank National Association
                       550 South Hope Street, 5(th) Floor
                              Los Angeles, CA 90071
                                 (213) 533-8418
            (Name, address and telephone number of agent for service)

                              TRANSMETA CORPORATION
                     (Issuer with respect to the Securities)

              DE                                          77-0402448
-------------------------------                       ------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

         3990 Freedom Circle
            Santa Clara, CA                                 95054
 ---------------------------------------                  ----------
 (Address of Principal Executive Offices)                 (Zip Code)

                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

            b)    Whether it is authorized to exercise corporate trust powers.

                        Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None

           In answering this item, the trustee has relied, in part, upon information furnished by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information. The trustee has also examined its own books and records for the purpose of answering this item.

ITEMS 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.    A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.    A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

            *     Incorporated by reference to Registration Number 333-67188.


                  A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as an Exhibit with corresponding exhibit number to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended (the "Act"), on November 16, 2001 (Registration No. 333-67188), and is incorporated herein by reference.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California on the 16th day of July, 2003.

                                             U.S. BANK NATIONAL ASSOCIATION

                                             By:        /s/ Paula Oswald
                                                  ------------------------------
                                                        Paula Oswald
                                                        Vice President

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  July 16, 2003


                                      U.S. BANK NATIONAL ASSOCIATION

                                      By:       /s/ Paula Oswald
                                           -------------------------------------
                                                Paula Oswald
                                                Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2003

                                    ($000'S)


                                                        3/31/2003
                                                        ---------
ASSETS
        Cash and Due From Depository Institutions        $9,084839
        Federal Reserve Stock                                    0
        Securities                                      30,038,992
        Federal Funds                                      833,567
        Loans & Lease Financing Receivables            115,894,797
        Fixed Assets                                     1,462,006
        Intangible Assets                                9,080,815
        Other Assets                                    11,583,795
                                                      ------------
               TOTAL ASSETS                           $177,978,811

LIABILITIES
        Deposits                                      $121,508,878
        Fed Funds                                        3,820,981
        Treasury Demand Notes                                    0
        Trading Liabilities                                454,575
        Other Borrowed Money                            21,082,000
        Acceptances                                        139,821
        Subordinated Notes and Debentures                5,694,952
        Other Liabilities                                5,164,656
                                                      ------------
        TOTAL LIABILITIES                             $157,865,863

EQUITY
        Minority Interest in Subsidiaries             $    993,907
        Common and Preferred Stock                          18,200
        Surplus                                         11,015,123
        Undivided Profits                                8,085,718
                                                      ------------
               TOTAL EQUITY CAPITAL                   $ 20,112,948

TOTAL LIABILITIES AND EQUITY CAPITAL                  $177,978,811

---------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:   /s/ Paula Oswald
   ---------------------------
      Vice President

Date: July 16, 2003